                                                                    Exhibit 99.1

                ORIGEN MANUFACTURED HOUSING CONTRACT TRUST 2005-A

                         STATEMENT TO CERTIFICATEHOLDERS

                                OCTOBER 17, 2005

                             DISTRIBUTION IN DOLLARS

           ORIGINAL        BEGINNING                                                                      ENDING
             FACE          PRINCIPAL                                              REALIZED  DEFERRED     PRINCIPAL
CLASS        VALUE          BALANCE       PRINCIPAL     INTEREST       TOTAL       LOSSES   INTEREST      BALANCE
------  --------------  --------------  ------------  ------------  ------------  --------  --------  --------------
  A1     44,500,000.00   36,832,260.39  1,877,028.02    124,615.81  2,001,643.83    0.00      0.00     34,955,232.37
  A2     43,000,000.00   43,000,000.00          0.00    160,891.67    160,891.67    0.00      0.00     43,000,000.00
  A3     14,300,000.00   14,300,000.00          0.00     59,225.83     59,225.83    0.00      0.00     14,300,000.00
  A4     21,225,000.00   21,225,000.00          0.00     95,689.38     95,689.38    0.00      0.00     21,225,000.00
  M1     17,575,000.00   17,575,000.00          0.00     79,966.25     79,966.25    0.00      0.00     17,575,000.00
  M2     13,300,000.00   13,300,000.00          0.00     64,948.33     64,948.33    0.00      0.00     13,300,000.00
   B     11,400,000.00   11,400,000.00          0.00     62,225.00     62,225.00    0.00      0.00     11,400,000.00
 CERT             0.00            0.00          0.00    635,833.93    635,833.93    0.00      0.00              0.00
        --------------  --------------  ------------  ------------  ------------    ----      ----    --------------
TOTALS  165,300,000.00  157,632,260.39  1,877,028.02  1,283,396.20  3,160,424.22    0.00      0.00    155,755,232.37
        ==============  ==============  ============  ============  ============    ====      ====    ==============

                  FACTOR INFORMATION PER $1000 OF ORIGINAL FACE

                      BEGINNING                                               ENDING
CLASS     CUSIP       PRINCIPAL     PRINCIPAL    INTEREST      TOTAL        PRINCIPAL
------  ---------  --------------  -----------  ----------  -----------  --------------
  A1    68619ABG1    827.69124472  42.18040494  2.80035528  44.98076022    785.51083978
  A2    68619ABH9  1,000.00000000   0.00000000  3.74166674   3.74166674  1,000.00000000
  A3    68619ABJ5  1,000.00000000   0.00000000  4.14166643   4.14166643  1,000.00000000
  A4    68619ABK2  1,000.00000000   0.00000000  4.50833357   4.50833357  1,000.00000000
  M1    68619ABL0  1,000.00000000   0.00000000  4.55000000   4.55000000  1,000.00000000
  M2    68619ABM8  1,000.00000000   0.00000000  4.88333308   4.88333308  1,000.00000000
   B    68619ABN6  1,000.00000000   0.00000000  5.45833333   5.45833333  1,000.00000000
                   --------------  -----------  ----------  -----------  --------------
TOTALS               953.61319050  11.35528143  7.76404235  19.11932377    942.25790907
                   ==============  ===========  ==========  ===========  ==============

                               PASS-THROUGH RATES

         CURRENT
        PASS-THRU
 CLASS     RATE
 -----  ---------
   A1   4.060000%
   A2   4.490000%
   A3   4.970000%
   A4   5.410000%
   M1   5.460000%
   M2   5.860000%
    B   6.550000%

 IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE
                           ADMINISTRATOR LISTED BELOW:
                                 Rafael Martinez
            JP Morgan Chase Bank, N.A. - Structured Finance Services
                              600 Travis, 9TH FLOOR
                              Houston, Texas 77002
                    Tel: (713) 216-4391 / Fax: (713) 216-4880
                     Email: RAFAEL.TEXAS.MARTINEZ@CHASE.COM

(JP MORGAN LOGO)     COPYRIGHT 2005 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.

                ORIGEN MANUFACTURED HOUSING CONTRACT TRUST 2005-A

                                OCTOBER 17, 2005

Section 7.05(a)(i)                 Principal Payment Allocable to Holders                     1,877,028.02

Section 7.05(a)(ii)                Interest Payment Allocable to Holders                        647,562.27

Section 7.05(a)(iii)               Servicing Fee                                                190,919.02
                                   Indenture Trustee Fee                                          2,777.35
                                   Indenture Trustee Expenses                                     1,029.85
                                   Owner Trustee Fee                                                  0.00
                                   Monthly Backup Servicing Fee                                   5,000.00

Section 7.05(a)(iv)                Beginning Balance of Contracts                           183,282,260.39
                                   Ending Balance of Contracts                              181,405,232.37

Section 7.05(a)(v)                 Number of Contracts                                               3,911
                                   Weighted Average Remaining Term                                     213
                                   Weighted Average Contract Rate:                                   9.490%

Section 7.05(a)(vi)                Number and Aggregate Principal Amounts of Contracts in
                                   Delinquency including Repossessions

                                                   Delinquency Totals
                                   -------------------------------------------------
                                                      Group Totals
                                   -------------------------------------------------
                                     Period    Number  Principal Balance  Percentage
                                     ------    ------  -----------------  ----------
                                   30-59 days     23        919,476.08       0.51%
                                   60-89 days     11        454,623.74       0.25%
                                     90+days       8        402,459.80       0.22%
                                                 ---      ------------       ----
                                      Total       42      1,776,559.62       0.98%
                                                 ===      ============       ====

                                   Number and Aggregate Principal Amounts of Contracts
                                   Repossessed During Reporting Period

                                                 Repossession Totals
                                   ----------------------------------------------
                                   Number of Loans  Principal Balance  Percentage
                                   ---------------  -----------------  ----------
                                          4             181,536.25        0.10%

                                   Number and Aggregate Principal Amounts of Contracts in
                                   Inventory

                                                 Repossession Totals
                                   ----------------------------------------------
                                   Number of Loans  Principal Balance  Percentage
                                   ---------------  -----------------  ----------
                                          7             350,467.85        0.19%

(JP MORGAN LOGO)     COPYRIGHT 2005 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.

                ORIGEN MANUFACTURED HOUSING CONTRACT TRUST 2005-A

                                OCTOBER 17, 2005

                                   Number and Aggregate Principal Amounts of Contracts in
                                   Bankruptcy

                                                Bankruptcy Totals
                                   ------------------------------------------
                                   Number of
                                     Loans     Principal Balance   Percentage
                                   ---------   -----------------   ----------
                                       29         1,056,075.37        0.58%

Section 7.05(a)(viii)              Principal Prepayments                                      1,250,313.40
                                   Liquidation Proceeds                                          17,449.66

Section 7.05(a)(viii)              Realized Losses
                                      Current Period                                             18,567.12
                                      Cumulative                                                 65,697.82

Section 7.05(a)(ix)                Adjusted Note Balances
                                      Class M1                                               17,575,000.00
                                      Class M2                                               13,300,000.00
                                      Class B                                                11,400,000.00

Section 7.05(a)(x)                 Interest Payment Amount
                                      Interest Distribution - A-1                               124,615.81

                                      Interest Distribution - A-2                               160,891.67

                                      Interest Distribution - A-3                                59,225.83

                                      Interest Distribution - A-4                                95,689.38
                                      Available Funds Cap Carry-Forward Amount - A-4                  0.00
                                      Interest Reduction Amount - A-4                                 0.00

                                      Interest Distribution - M-1                                79,966.25
                                      Available Funds Cap Carry-Forward Amount - M-1                  0.00
                                      Liquidation Loss Interest Amount - M-1                          0.00
                                      Interest Reduction Amount - M-1                                 0.00

                                      Interest Distribution - M-2                                64,948.33
                                      Available Funds Cap Carry-Forward Amount - M-2                  0.00
                                      Liquidation Loss Interest Amount - M-2                          0.00
                                      Interest Reduction Amount - M-2                                 0.00

                                      Interest Distribution - B                                  62,225.00
                                      Available Funds Cap Carry-Forward Amount - B                    0.00
                                      Liquidation Loss Interest Amount - B                            0.00
                                      Interest Reduction Amount - B                                   0.00

(JP MORGAN LOGO)     COPYRIGHT 2005 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.

                ORIGEN MANUFACTURED HOUSING CONTRACT TRUST 2005-A

                                OCTOBER 17, 2005

Section 7.05(a)(xi)                Overcollateralization Target Amount                       25,650,000.00
Section 7.05(a)(xii)               Overcollateralization Amount                              25,650,000.00

Section 7.05(a)(xiv)               Trust Certificate Distribution                               635,833.93

Expense Paid to LLC and DRS                                                                         148.60
Servicing Fee Adjustment                                                                        -32,513.06
Miscellaneous Servicing Expenses                                                                      0.00

(JP MORGAN LOGO)     COPYRIGHT 2005 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.